UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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BULLION MONARCH MINING, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BULLION MONARCH MINING, INC.

20 North Main, Suite 202

St. George, Utah 84770

(801) 426-8111

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD OCTOBER 17, 2011

To the Shareholders of Bullion Monarch Mining, Inc.:

The 2011 Annual Meeting of the Shareholders (the “Annual Meeting”) of Bullion Monarch Mining, Inc., a Utah corporation (“Bullion Monarch” or the “Company,” and “we,” “our” or “us” and similar words of import) will be held at the South Point Hotel, 9777 Las Vegas Blvd. South, Las Vegas, Nevada, Monday, October 17, 2011, at 1:00 p.m. Pacific Time.  At this year’s meeting, we plan to conduct the following business items:

(1)

To elect five directors to serve until the Annual Meeting of Shareholders to be held in 2012 and until their respective successors are elected and qualified;

(2)

To ratify the appointment of Mantyla McReynolds, LLC as our independent registered public accounting firm for the fiscal year ending April 30, 2012;

(3)

To approve the 2011 Stock Option Plan of Bullion Monarch Mining, Inc. (the “2011 Plan”); and

(4)

To transact such other business as may properly come before the Annual Meeting (and any adjournment or postponement thereof), all in accordance with the accompanying Proxy Statement.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on August 23, 2011, as the record date for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.  Only holders of record of common stock of Bullion Monarch at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

All shareholders are cordially invited to attend the Annual Meeting in person.  Whether or not you plan to attend the Annual Meeting, we encourage you to vote your shares by proxy.  This will ensure the presence of a quorum at the Annual Meeting.  Voting by proxy will not limit your right to change your vote or to attend the Annual Meeting.

August 29, 2011

BY ORDER OF THE BOARD OF DIRECTORS

R. Don Morris, CEO and Chairman of the Board

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2011 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 17, 2011.

THE PROXY STATEMENT, FORM OF PROXY AND THE ANNUAL REPORT FOR THE FISCAL YEAR ENDED APRIL 30, 2011 ARE AVAILABLE AT www.colonialstock.com/bullion2011.

BULLION MONARCH MINING, INC.

20 North Main, Suite 202

St. George, Utah 84770

PROXY STATEMENT

Annual Meeting and Proxy Solicitation Information

This Proxy Statement is being furnished by our Board of Directors (the “Board”) for the solicitation of proxies from the holders of our common stock in connection with the annual meeting of our shareholders to be held at the South Point Hotel 9777 Las Vegas Blvd. South, Las Vegas, Nevada, Monday, October 17, 2011, at 1:00 p.m. Pacific Time, and at any postponement or adjournment thereof (the “Annual Meeting”).  This Proxy Statement, the Form of Proxy, and our Annual Report will first be mailed to shareholders entitled to vote at the Annual Meeting on or about August 31, 2011.

VOTING RIGHTS AND SOLICITATION

Voting Rights and Outstanding Shares

The Board has fixed the close of business on August 23, 2011, as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Annual Meeting.  As of the Record Date, there were 43,637,547 shares of our common stock outstanding.  Holders of record of our common stock on the Record Date are entitled to cast one vote per share of common stock owned with respect to each matter to be considered at the Annual Meeting.

Each share of common stock will be voted in accordance with the instructions indicated in a properly executed Form of Proxy.  If no instructions are indicated, such shares will be voted as recommended by the Board.  If any other matters are properly presented to the Annual Meeting for action, the persons named in the Form of Proxy and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.  A shareholder of record who has given a proxy may revoke it by voting in person at the Annual Meeting, or by giving written notice of revocation or a later-dated proxy to our Secretary at any time before the closing of the polls at the Annual Meeting.  Any written notice revoking a proxy should be sent to Bullion Monarch Mining, Inc., 20 North Main, Suite 202, St. George, Utah 84770, Attention: Mr. Robert D. Morris III, Secretary.  If you hold shares through a bank, broker or other nominee, you must contact that party for instructions on how to revoke any prior proxy.  At the Annual Meeting, shareholders will act upon the matters outlined in the accompanying Notice of Annual Meeting of Shareholders and described further in this Proxy Statement.

Vote Required

The presence, in person or by properly executed proxies, of the holders of a majority of the outstanding shares of common stock is necessary to constitute a quorum at the Annual Meeting.  Shares that reflect abstentions or “broker non-votes” (i.e., shares represented at the meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting.

In the election of the directors, the nominees receiving the highest number of the votes cast will be elected.  Accordingly, abstentions and broker non-votes will not affect the outcome of the election for directors.

Ratification of the appointment of Mantyla McReynolds, LLC requires an affirmative vote of a majority of the common stock having voting power present in person or represented by proxy at the Annual Meeting and entitled to vote.  In determining whether the appointment of Mantyla McReynolds, LLC has received the requisite number of affirmative votes, abstentions will be counted as shares entitled to vote and will have the same effect as a negative vote.  Broker non-votes, however, will be treated as not entitled to vote for the purposes of this proposal and will not be counted as votes for or against the appointment of Mantyla McReynolds, LLC.

Approval of the 2011 Plan requires an affirmative vote of a majority of the common stock voting power present in person or represented by proxy at the Annual Meeting and entitled to vote. Abstentions from voting and broker non-votes will have no effect on the approval or non-approval of this matter since only votes cast either “for” or “against” will be counted in determining whether the 2011 Plan has been approved by a majority of the votes cast thereon.

Proxy Solicitation Costs

We will bear the entire cost of this solicitation of proxies, including the preparation, assembly, printing and mailing of this Proxy Statement, the Form of Proxy and any additional solicitation material that we may provide to shareholders.  Copies of solicitation material will be provided to brokerage firms, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation material to such beneficial owners or directly to these beneficial owners.  Proxies will be solicited through the mail and may be solicited by our officers, directors and employees in person or by telephone.  These persons will not receive additional compensation for this effort.

Shareholder Proposals

Shareholders wishing to submit proposals on matters appropriate for shareholder action to be presented at the Company’s Annual Meeting of Shareholders may do so in accordance with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be included in our proxy materials relating to its 2012 Annual Meeting of Shareholders, all applicable requirements of Rule 14a-8 must be satisfied and such proposals must be received by the Company at its principal executive offices no later than May 1, 2012.

Recommendation of the Board

The Board recommends that you vote FOR each of the nominees of the Board (Proposal 1), FOR the ratification of the appointment of Mantyla McReynolds, LLC as our independent registered public accounting firm for the fiscal year ending April 30, 2012 (Proposal 2), and FOR the approval of the 2011 Stock Option Plan of Bullion Monarch Mining, Inc. (Proposal 3).

PROPOSAL 1

ELECTION OF DIRECTORS

The nominees for election as directors are the five members of our current Board: R. Don Morris, James A. Morris, John DeMara, Nate Bryson and Jack Hurley.  Each director is to serve until the next annual meeting of our shareholders or the director’s prior death, resignation or termination and the appointment and qualification of a successor.

Nominees

Name	Age	Position	Held Position Since
R. Don Morris	67	CEO and Chairman of the Board	1969
James Andrew Morris	43	President and Director	1992
John DeMara	43	Director	2009
Nate Bryson	38	Director	2010
Jack Hurley	65	Director	2011

R. Don Morris, 67, has served as Chief Executive Officer and Chairman of the Board of Directors of Bullion Monarch Mining, Inc. since its incorporation in 2004. Prior to the establishment of Bullion Monarch Mining, Inc., he was President and a director of Bullion Monarch Company, our predecessor, for many years. Mr. Morris is the force behind Bullion Monarch Mining. He has over 40 years of experience in the mineral industry from early exploration and development through production. Mr. Morris is best known for his involvement and development of the famous Carlin Trend in Northeast Nevada as President of MM&S Exploration Company, which was acquired by Bullion Monarch Company in 1969. Mr. Morris has worked in the mining industry throughout the world in various executive and management capacities. He has served on various Boards of Directors, including US

Copper Corp., Gold Standard of Nevada, Metals Inc., Elko Ready Mix and Arco Aris Minerals. In the early 1990’s, Mr. Morris was invited as a special envoy to study the mineral industry in Russia, Yugoslavia and Bosnia. Mr. Morris has worked throughout North and South America, Europe and Asia. Mr. Morris received a Bachelor’s of Science degree in geology from Brigham Young University in 1966 and completed graduate studies at Colorado School of Mines and McKay School of Mines in Nevada.  The Company believes that Mr. Morris’ extensive experience and expertise in the mining industry, as well as his senior management positions with the Company and its predecessor for over 40 years, qualify him for service on the Board.

James Andrew Morris, 43, has served as our President since 2010 and on the Company’s Board of Directors since its incorporation in 2004.  Prior to the establishment of Bullion Monarch Mining, Inc. Mr. Morris served as a director of Bullion Monarch Company, our predecessor, for 12 years.  He graduated from Brigham Young University with a degree in Business Finance in 1993.  He was employed by Merrill Lynch before founding a retail golf franchise, Utah Golf Equipment, LLC, in 1993.  He was the owner/operator of this golf business until the time of its sale in 1999. Mr. Morris then began employment with Eagle Home Mortgage, in its Elko, Nevada, Branch.  In 2002 he served as President of Zephyr Gold and in 2004 he established M&P Development, a real estate development company, where he directed the planning and construction of three successful residential projects in Elko, Nevada. He has served on the Great Basin College Foundation Board as well as spending much of his time in volunteer work with Spring Creek High School raising funds to build an outdoor track facility. He continues to serve as managing partner of M&P Development and as a board member for Full Circle Recovery Systems Inc.  In January 2010, Mr. Morris joined Bullion Monarch on a full-time basis, serving temporarily as CEO of EnShale and currently as President of Bullion Monarch.  The Company believes that Mr. Morris’ financial analysis and management expertise, including his senior management roles in various business ventures, qualify him for service on the Board.

John DeMara, 43, has served on our Board of Directors since 2009.  He earned a Master’s of Accounting degree from Brigham Young University in 1995. He received his Certified Public Accountant license in 1998. In January, 1996, he joined Deloitte & Touche, LLP: Tax Consulting and Advisory Services, as a tax consultant. He worked with clients in the hospitality, high-tech, bio-tech, construction, energy development, real estate and other industries. He worked full time for Deloitte & Touche until 2002. In 1996, he founded DeMara Investment Properties: Acquisition and Property Management, which he continues to operate successfully. Since 2002, Mr. DeMara has continued to consult for Deloitte & Touche LLP: Tax Consulting and Advisory Services, in San Francisco, on a part-time basis. He has over 12 years of corporate accounting experience in various industries. In addition to being a CPA, Mr. DeMara is a member of the Society of Petroleum Accountants and has experience serving the energy development industry.  The Company believes that Mr. DeMara’s strong accounting, finance and business transaction background and expertise, including his experience with a recognized public accounting firm, qualify him for service on the Board.

Nate Bryson, 38, has served on our Board of Directors since 2010.  Mr. Bryson has more than 10 years of business financial, operational, and legal experience. He holds an MBA in business finance from USC’s Marshall School of Business as well as a Juris Doctorate from Pepperdine University Law School. As a law clerk at the U.S. Department of State: Office of War Crimes, Nate participated in the creation and implementation of U.S. Government policy. Mr. Bryson held top secret clearance while he assisted in developing a U.S. response to the atrocities taking place in Sudan and the diplomatic aspects of Guantanamo Bay. Mr. Bryson is currently CEO, CFO and General Counsel for Optini, LLC a cloud based web augmentation company. The Company believes that Mr. Bryson’s extensive business finance and legal experience and expertise qualify him for service on the Board.

Jack Hurley, 65, has served on our Board of Directors since 2011.  Mr. Hurley has over 30 years experience in the finance area of the public company resource sector mainly as a partner with McGovern, Hurley, Cunningham LLP, Toronto. As one of the founding partners of the Firm in 1980, he has worked on the initial TSE public offerings of such resource companies as Pangea Goldfields Inc.(now part of Barrick Gold Corporation), Aurelian Resources Inc. (now part of Kinross Gold Corporation), Detour Gold Corporation, Fronteer Gold Inc., and Labrador Iron Mines Holdings Limited to name a few. Jack graduated from Ryerson Polytechnical Institute (now Ryerson University) in Business Administration with a major in finance and accounting. Jack obtained his US CPA from the University of Illinois and his Canadian CA from the Ontario Institute of Chartered Accountants while articling with Price Waterhouse & Co. in Toronto. Jack retired from public practice in 2010 and in addition to being a director of the Company, he is also CFO and a director of Canstar Resources Inc, a TSV listed company.  The

Company believes that Mr. Hurley’s over 30 years of experience in the finance sector of public natural resource companies and as a founding partner of an accounting firm that helped on several initial public offerings on the Toronto Stock Exchange qualify him for service on the Board.

Family Relationships

R. Don Morris is the father of James A. Morris and Robert D. Morris III.

Recommendation of the Board

The Board unanimously recommends a vote FOR the election of each of the nominees listed above.

CORPORATE GOVERNANCE

Corporate Governance Documents

In March 2011, we adopted formal corporate governance guidelines that outline the Company’s corporate governance policies and principles. The Company’s corporate governance guidelines and its other corporate governance documents, including its Code of Business Conduct & Ethics, Whistle Blower Policy, Audit Committee Charter, Compensation Committee Charter, and Nominating & Corporate Governance Committee Charter are available, free of charge, on the Company’s website at www.bullionmm.com under the “Investors” and “Corporate Governance” tabs. The Company will also provide copies of these documents, free of charge, to any shareholder upon written request to the Company’s Secretary, Bullion Monarch Mining, Inc., 20 North Main, Suite 202, St. George, Utah 84770. The information contained on the website is not incorporated by reference in, or considered part of, this Proxy Statement.

Board

Our Board currently consists of five directors: R. Don Morris (Chairman), James A. Morris, John DeMara, Nate Bryson and Jack Hurley.  During the fiscal year ended April 30, 2011, our Board held five meetings.  All directors serving on the Board during the fiscal year ended April 30, 2011 attended at least 75% of the aggregate of the total number meetings of the Board and the total number of meetings held by all committees of the Board on which he served (in each case during the period in which he served.  All directors are strongly encouraged to attend the Annual Meeting of Shareholders, unless attendance would be impracticable or constitute an undue burden.  Four directors attended the 2010 Annual Meeting of Shareholders.

Director Qualifications

The Nominating and Corporate Governance Committee has established certain criteria as guidelines in considering nominations to the Board. The criteria include: (a) personal qualities and characteristics, accomplishments and reputation in the business community; (b) current knowledge and contacts in the countries and/or communities in which the Company does business and in the Company’s industry sectors or other industries relevant to the Company’s business; and (c) ability and willingness to commit adequate time to Board and Committee matters, and be responsive to the needs of the Company.  The criteria are not exhaustive and the Nominating and Corporate Governance Committee and the Board may consider other qualifications and attributes that they believe are appropriate in evaluating the ability of an individual to serve as a member of the Board. The Nominating and Corporate Governance Committee does not have a formal policy regarding diversity, but as described above considers a broad range of attributes and characteristics in identifying and evaluating nominees for election to the Board. The Nominating and Corporate Governance Committee views diversity broadly to include diversity of experience, skills and viewpoint in addition to more traditional diversity concepts. The Nominating and Corporate Governance Committee’s goal is to assemble a Board that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience. In doing so, the Nominating and Corporate Governance Committee also considers candidates with appropriate non-business backgrounds

The Board identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-election. If any member of the Board does not wish to continue in service or if we decide not to re-nominate a member for re-election, we then identify the desired skills and experience of a new nominee in light of the criteria above. Current members of the Board are polled for suggestions as to individuals meeting the criteria described above. The Board may also engage in research to identify qualified individuals. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, although we reserve the right in the future to retain a third party search firm, if necessary.

Committees

In March 2011, the Company established an Audit Committee established in accordance with the requirements of Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee acts pursuant to a written charter adopted by the Board. The responsibilities of the Audit Committee include, among other things, selecting and engaging the Company’s independent auditors, reviewing the scope of audit engagements, reviewing comment letters of such auditors and management’s response thereto, approving professional services provided by such auditors, reviewing the independence of such auditors, reviewing any major accounting changes made or contemplated, considering the range of audit and non-audit fees and reviewing the adequacy of the Company’s internal accounting controls. The Audit Committee currently consists of John DeMara (chair), Nate Bryson and Jack Hurley. The Board has determined that each member of the Audit Committee is “independent” for purposes of NASDAQ Rule 5605(c), and that each of John DeMara and Jack Hurley qualifies as an “audit committee financial expert” as that term is defined in the rules and regulations established by the SEC. The Audit Committee did not hold any meetings in the fiscal year ended April 30, 2011.

In March 2011, the Company established a Compensation Committee which currently consists of R. Don Morris, Nate Bryson (chair) and John DeMara. The Compensation Committee operates pursuant to a written charter adopted by the Board. The Compensation Committee did not hold any meetings in the fiscal year ended April 30, 2011. The responsibilities of the Compensation Committee include, among other things, discharging the Board’s responsibilities relating to compensation of the Company’s executive officers, by designing in consultation with management and evaluating the compensation plans, policies and programs of the Company with respect to such executive officers.  The Board has determined that Messrs. Bryson and DeMara are “independent” under the NASDAQ definition of independence contained in Rule 5605(a)(2).

In March 2011, the Company established a Nominating and Corporate Governance Committee which currently consists of James A. Morris, Nate Bryson (chair) and John DeMara. The Nominating and Corporate Governance Committee operates pursuant to a written charter adopted by the Board. The Nominating and Corporate Governance Committee did not hold any meetings in the fiscal year ended April 30, 2011. The responsibilities of the Nominating and Corporate Governance Committee include, among other things, identifying and recommending to the Board qualified candidates for nomination as directors of the Company, developing and recommending to the Board corporate governance principles applicable to the Company, developing and overseeing the Company’s policy for review and approval of related party transactions and overseeing the evaluation of the Board and management of the Company. The Board has determined that Messrs. Bryson and DeMara are “independent” under the NASDAQ definition of independence contained in Rule 5605(a)(2).

Shareholder Nominations

Our Bylaws do not contain any provision addressing the process by which a shareholder may nominate an individual to stand for election to the Board, and we do not have any formal policy concerning shareholder recommendations to the Board. To date, we have not received any recommendations from non-affiliate shareholders requesting that the Board consider a candidate for election to the Board. However, the absence of such a policy does not mean that the Board would not consider any such recommendation, if one is received. The Board would consider any candidate proposed in good faith by a shareholder. To do so, a shareholder should send the candidate’s name, credentials, contact information and his or her consent to be considered as a candidate to the Chairman of the Board, R. Don Morris, addressed to: Bullion Monarch Mining, Inc., 20 North Main, Suite 202, St. George, Utah 84770, Attention: R. Don Morris, Chairman of the Board. The proposing shareholder should also include his or her contact information and a statement of his or her share ownership in the Company (how many shares owned and for how long).

Code of Business Conduct & Ethics

We have adopted a “Code of Business Conduct & Ethics,” a code of ethics that applies to all directors, officers and employees of Bullion Monarch and its subsidiaries (“Code of Ethics”).  The Company intends to satisfy the disclosure requirement under Form 8-K regarding (1) any amendments to its Code of Ethics, or (2) any waivers under its Code of Ethics relating to the Chief Executive Officer and Chief Financial Officer by posting such information on its website at www.bullionmm.com.  For any shareholder who does not have Internet access, a copy of the Code of Ethics will be provided on request at no cost.

Shareholder Communications with the Board

Our Board does not have a formal process for security holders to send communications to the Board. However, our directors take great interests in the concerns of shareholders.  In addition, our directors review and give careful consideration to any and all shareholder communications. Security holder communications may be sent to: Board of Directors, Bullion Monarch Mining, Inc., 20 North Main, Suite 202, St. George, Utah  84770. Communications may also be sent to any individual director at our address.

Board Leadership Structure

R. Don Morris currently serves as Chief Executive Officer and Chairman of the Board. We do not have a formal policy with respect to separation of the offices of Chairman of the Board and Chief Executive Officer, and the Board believes that it should maintain flexibility to select our Chairman and board leadership structure from time to time. The Board believes that it is currently in our best interest, and that of our shareholders, for Mr. Morris to serve in both roles. The Board believes this provides us an efficient and effective leadership model. Combining the Chairman and CEO roles fosters clear accountability, effective decision-making and alignment on corporate strategy. In light of Mr. Morris’ knowledge of our business and industry, and his experience successfully navigating us through both strong and challenging periods, his ability to speak as Chairman and CEO provides us with strong unified leadership.

Independence of the Board

While we are not required to have any independent directors serving on our Board, our Board has adopted the NASDAQ definition of independence contained in Rule 5605(a)(2) for determining independence of our directors. In addition to applying this independence definition, the Board considers all relevant facts and circumstances in making an independence determination, and not merely from the standpoint of the director, but also from that of persons or organizations with which the director has an affiliation. Based on the foregoing guidelines, our Board has determined that John DeMara, Nate Bryson and Jack Hurley are independent.

Role of Board in Risk Oversight

The Company’s management is primarily responsible to manage risk and inform the Board regarding the most material risks confronting the Company. The Board has oversight responsibility of the processes established to monitor and manage such risks. The Board believes that such oversight function is the responsibility of the entire Board through frequent reports and discussions at regularly scheduled Board meetings. In addition, the Board has delegated specific risk management oversight responsibility to the Board Committees. In particular, the Audit Committee oversees management of risks related to accounting, auditing and financial reporting and maintaining effective internal controls for financial reporting and also meets regularly with and receives reports from the Company’s internal auditors. The Nominating and Corporate Governance Committee oversees risk management related to the Company’s corporate governance guidelines and code of conduct, including compliance with listing standards for independent directors, committee assignments and conflicts of interest. The Compensation Committee oversees risk management related to the Company’s executive compensation plans and arrangements. These specific risk categories and the Company’s risk management practices are regularly reviewed by the Company’s Board Committees and discussed with the entire Board in the ordinary course of each Committee’s report at regular Board meetings.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Board and Audit Committee have appointed Mantyla McReynolds, LLC as our registered public accounting firm for the fiscal year ending April 30, 2012.  A representative from Mantyla McReynolds, LLC is expected to be present at the Annual Meeting.  If present, the representative will have the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions. Shareholder ratification of the selection of Mantyla McReynolds, LLC is not required by our bylaws or otherwise. However, we are submitting the selection of Mantyla McReynolds, LLC to the shareholders for ratifications as a matter of good corporate practice.  If the shareholders fail to ratify the selection, the Audit Committee will consider whether or not to retain the firm.  Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of our company and our shareholders.

Independent Registered Public Accountants Fees

	2011	2010
Audit Fees (1)	$92,453	$63,405
Audit Related Fees (2)	17,140	5,330
Tax Fees (3)	-	-
All Other Fees (4)	-	-
Total	$109,593	$68,735

(1)  Audit Fees include fees and expenses for professional services rendered in connection with the audit of our financial statements for those years, reviews of the financial statements included in each of our quarterly reports on Form 10-Q during those years and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

(2)  Audit Related Fees consist of fees billed for assurance related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” Included in Audit Related Fees are fees and expenses related to reviews of registration statements and SEC filings other than Forms 10-K and 10-Q.

(3)  Tax Fees include the aggregate fees paid by us during the fiscal year indicated for professional services for tax compliance, tax advice and tax planning.  No such fees were billed by Mantyla McReynolds, LLC for fiscal 2011 or 2010.

(4)  All Other Fees consist of fees for products and services other than the services reported above. No such fees were billed by Mantyla McReynolds, LLC for fiscal 2011 or 2010.

Audit Committee Pre-Approval Policies and Procedures

All audit and non-audit services are pre-approved by the Audit Committee, which considers, among other things, the possible effect of the performance of such services on the registered public accounting firm’s independence. The Audit Committee pre-approves the annual engagement of the principal independent registered public accounting firm, including the performance of the annual audit and quarterly reviews for the subsequent fiscal year, and pre-approves specific engagements for tax services performed by such firm. The Audit Committee has also established pre-approval policies and procedures for certain enumerated audit and audit related services performed pursuant to the annual engagement agreement, including such firm’s attendance at and participation at Board and committee meetings; services of such firm associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings, such as comfort letters and consents; such firm’s assistance in responding to any SEC comment letters; and consultations with such firm as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, Public Company Accounting Oversight Board (PCAOB), Financial Accounting Standards Board (FASB), or other regulatory or standard-setting bodies. The Audit

Committee is informed of each service performed pursuant to its pre-approval policies and procedures.

The Audit Committee has considered the role of Mantyla McReynolds, LLC in providing services to us for the fiscal year ended April 30, 2011 and has concluded that such services are compatible with such firm’s independence.

Recommendation of the Board

The Board unanimously recommends a vote FOR the appointment of Mantyla McReynolds, LLC as our independent registered public accounting firm for the fiscal year ending April 30, 2012.

PROPOSAL 3

APPROVAL OF THE BULLION MONARCH MINING, INC.

2011 STOCK OPTION PLAN

Shareholders are requested in this Proposal 3 to consider and if appropriate, to approve the 2011 Stock Option Plan of Bullion Monarch Mining, Inc. (the “2011 Plan”). The Board has adopted, subject to shareholder approval, the 2011 Plan, and it will become effective upon approval by our shareholders.

The purpose of the 2011 Plan will be to provide additional incentive to our directors, officers, employees and consultants who will be primarily responsible for our management and growth. Each option will be designated at the time of grant as either a non-qualified stock option (a “NQSO”) or an incentive stock option (an “ISO”).  The summary is qualified by reference to the full text of the 2011 Plan, which is attached as Annex A to this Proxy Statement.

Administration

The 2011 Plan is administered by our Board, or by any committee that we to which our Board may delegate the authority to perform such functions (in either case, the “Administrator”). Our Board will appoint and remove members of the committee in its discretion in accordance with applicable laws. In the event that we establish such a committee and it is required to comply with Rule 16b-3 under the Exchange Act and Section 162(m) of the Code, the committee will, in our Board’ discretion, be comprised solely of “non-employee directors” within the meaning of said Rule 16b-3 and “outside directors” within the meaning of Section 162(m) of the Code. Notwithstanding the foregoing, the Administrator may delegate non-discretionary administrative duties to such Bullion Monarch employees as it deems proper and our Board, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the 2011 Plan.

Subject to the other provisions of the 2011 Plan, the Administrator will have the authority, in its discretion, to: (i) grant options; (ii) determine the fair market value of the common stock subject to options; (iii) determine the exercise price of options granted; (iv) determine the persons to whom, and the time or times at which, options will be granted, and the number of shares subject to each option; (v) interpret the 2011 Plan; (vi) prescribe, amend and rescind rules and regulations relating to the 2011 Plan; (vii) determine the terms and provisions of each option granted (which need not be identical), including but not limited to, the time or times at which options will be exercisable; (viii) with the consent of the optionee, modify or amend any option; (ix) with the consent of the optionee, defer the exercise date of any option; (x) authorize any person to execute on our behalf any instrument evidencing the grant of an option; and (xi) make all other determinations deemed necessary or advisable for the administration of the 2011 Plan. The Administrator may delegate non-discretionary administrative duties to such Bullion Monarch employees as it deems proper.

Shares of Stock Subject to the 2011 Plan

Subject to the conditions outlined below, following adoption of the 2011 Plan, the total number of shares of stock which will be available for issuance under options granted pursuant to the 2011 Plan will not exceed 3,000,000 shares of Bullion Monarch common stock. The number of shares of common stock subject to options granted pursuant to the 2011 Plan may be adjusted under certain conditions. If Bullion Monarch common stock is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, appropriate adjustments will be made by our Board in (i) the number and class of shares of stock subject to the 2011 Plan, and (ii) the exercise price of each outstanding option; provided, however, that we will not be required to issue fractional shares as a result of any such adjustments. Each such adjustment will be subject to approval by our Board in its sole discretion.

In the event of the proposed dissolution or liquidation of Bullion Monarch, the Administrator will notify each optionee at least 30 days prior to such proposed action. To the extent not previously exercised, all options will terminate immediately prior to the consummation of such proposed action; provided, however, that the Administrator, in the exercise of its sole discretion, may permit exercise of any options prior to their termination, even if such options were not otherwise exercisable. In the event of a merger or consolidation of Bullion Monarch with or into another corporation or entity in which we do not survive, or in the event of a sale of all or substantially all of our assets in which our stockholders receive securities of the acquiring entity or an affiliate thereof, all options will be assumed or equivalent options will be substituted by the successor corporation (or other entity) or a parent or subsidiary of such successor corporation (or other entity); provided, however, that if such successor does not agree to assume the options or to substitute equivalent options therefor, the Administrator, in the exercise of its sole discretion, may permit the exercise of any of the options prior to consummation of such event, even if such options were not otherwise exercisable.

Participation

Every person who at the date of grant of an option is an employee of Bullion Monarch or any of our Subsidiaries (as defined below) is eligible to receive NQSOs or ISOs (following stockholder approval of the 2011 Plan) under the 2011 Plan. Every person who at the date of grant is a consultant to, or non-employee director of, Bullion Monarch or any of our Subsidiaries (as defined below) is eligible to receive NQSOs under the 2011 Plan. The term “Subsidiary” as used in the 2011 Plan means a subsidiary corporation as defined in the applicable provisions (currently Section 424(f)) of the Code. The term “employee” includes an officer or director who is an employee of Bullion Monarch. The term “consultant” includes persons employed by, or otherwise affiliated with, a consultant.

Option Price

The exercise price of a NQSO will be not less than 85% of the fair market value of the stock subject to the option on the date of grant. To the extent required by applicable laws, rules and regulations, the exercise price of a NQSO granted to any person who owns, directly or by attribution under the Code (currently Section 424(d)), stock possessing more than 10% of the total combined voting power of all classes of stock of Bullion Monarch or any of our Subsidiaries (a “10% Stockholder”) will in no event be less than 110% of the fair market value of the stock covered by the option at the time the option is granted. The exercise price of an ISO will be determined in accordance with the applicable provisions of the Code and will in no event be less than the fair market value of the stock covered by the option at the time the option is granted. The exercise price of an ISO granted to any 10% Stockholder will in no event be less than 110% of the fair market value of the stock covered by the option at the time the option is granted.

Term of the Options

The Administrator, in its sole discretion, will fix the term of each option, provided that the maximum term of an option will be ten years. ISOs granted to a 10% Stockholder will expire not more than five years after the date of grant. The 2011 Plan provides for the earlier expiration of options in the event of certain terminations of employment of the holder.

Restrictions on Grant and Exercise

Except with the express written approval of the Administrator which approval the Administrator is authorized to give only with respect to NQSOs, no option granted under the 2011 Plan will be assignable or otherwise transferable by the optionee except by will or by operation of law. During the life of the optionee, an option will be exercisable only by the optionee.

Termination of the 2011 Plan

The 2011 Plan will become effective upon adoption by our shareholders. Options may be granted and exercised under the 2011 Plan only after there has been compliance with all applicable federal and state securities laws. The 2011 Plan will terminate within ten years from the date of its adoption by our Board.

Termination of Employment

If for any reason other than death or permanent and total disability, an optionee ceases to be employed by Bullion Monarchs or any of our Subsidiaries (such event, a “termination”), options held at the date of termination (to the extent then exercisable) may be exercised in whole or in part at any time within three months of the date of such termination, or such other period of not less than 30 days after the date of such termination as is specified in the option Agreement or by amendment thereof (but in no event after the expiration date of the option); provided, however, that if such exercise of the option would result in liability for the optionee under Section 16(b) of the Exchange Act, then such three-month period automatically will be extended until the tenth day following the last date upon which optionee has any liability under Section 16(b) (but in no event after the expiration date). If an optionee dies or becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code) while employed by Bullion Monarch or any of our Subsidiaries or within the period that the option remains exercisable after termination, options then held (to the extent then exercisable) may be exercised, in whole or in part, by the optionee, by the optionee’s personal representative or by the person to whom the option is transferred by devise or the laws of descent and distribution, at any time within 12 months after the death or 12 months after the permanent and total disability of the optionee or any longer period specified in the option Agreement or by amendment thereof (but in no event after the expiration date). “Employment” includes service as a director or as a consultant. For purposes of the 2011 Plan, an optionee’s employment will not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if the optionee’s right to re-employment by Bullion Monarch or any of our Subsidiaries is guaranteed either contractually or by statute.

Amendments to the 2011 Plan

Our Board may at any time amend, alter, suspend or discontinue the 2011 Plan. Without the consent of an optionee, no amendment, alteration, suspension or discontinuance may adversely affect outstanding options except to conform the 2011 Plan and ISOs granted under the 2011 Plan to the requirements of federal or other tax laws relating to ISOs. No amendment, alteration, suspension or discontinuance will require stockholder approval unless (i) stockholder approval is required to preserve incentive stock option treatment for federal income tax purposes or (ii) our Board otherwise concludes that stockholder approval is advisable.

Tax Treatment of the Options

Under the Code, neither the grant nor the exercise of an ISO is a taxable event to the optionee (except to the extent an optionee may be subject to alternative minimum tax); rather, the optionee is subject to tax only upon the sale of the common stock acquired upon exercise of the ISO. Upon such a sale, the entire difference between the amount realized upon the sale and the exercise price of the option will be taxable to the optionee. Subject to certain holding period requirements, such difference will be taxed as a capital gain rather than as ordinary income. Optionees who receive NQSOs will be subject to taxation upon exercise of such options on the spread between the fair market value of the common stock on the date of exercise and the exercise price of such options. This spread is treated as ordinary income to the optionee, and we are permitted to deduct as an employee expense a corresponding amount. NQSOs do not give rise to a tax preference item subject to the alternative minimum tax.

Recommendation of the Board

The Board unanimously recommends a vote FOR approval of the 2011 Stock Option Plan of Bullion Monarch Mining, Inc.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

As of the Record Date, 43,637,547 shares of common stock of the Company have been issued and are outstanding as fully paid and non-assessable, and carrying a right to one vote per share.  The following table sets forth certain information regarding the ownership of our common stock as of the Record Date by: (i) each director and nominee; (ii) each of the named executive officers reflected in the Summary Compensation Table; (iii) all of our executive officers and directors as a group; and (iv) all those known by us to be beneficial owners of more than five percent (5%) of our common stock.  Unless otherwise indicated, the business address of each named person is c/o Bullion Monarch Mining, Inc., 20 North Main, Suite 202, St. George, Utah 84770.

Title Of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class
Common Stock	R. Don Morris	6,976,162 (1)	16.0%
Common Stock	James A. Morris	2,762,188 (2)	6.3%
Common Stock	Peter Passaro	3,304,641 (3)	7.6%
Common Stock	Robert D. Morris III	280,813	*
Common Stock	John DeMara	0	*
Common Stock	Nate Bryson	0	*
Common Stock	Jack Hurley	0	*
	All directors and executive officers as a group (7 persons)	10,851,295	24.9%

*

Less than 1%.

(1)

172,200 shares are owned by R. Don Morris and Christina Morris as joint tenants.

(2)

158,000 shares are held for Mr. Morris’ two minor children in the name of Syndi Morris c/f Austin and McKall.

(3)

These shares are owned by Mr. Passaro and Taimi C. Passaro as joint tenants.

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below summarizes the total compensation paid or earned by the Company’s Chief Executive Officer, and each of its two other most highly compensated executive officers, the named executive officers, for the fiscal years ended April 30, 2011 and April 30, 2010.

Name and Principal Position	Year	Salary	Bonus	Total
R. Don Morris	2011	$180,000	$50,000	$230,000
Chief Executive Officer	2010	187,500	-	187,500

James A. Morris	2011	120,000	5,000	125,000
President	2010	41,000	-	41,000

Robert D. Morris III	2011	88,000	5,000	93,000
Secretary	2010	113,000	-	113,000

Employment Arrangements

We have entered into the following employment arrangement with each of the named executive officers reflected in the Summary Compensation Table.

Mr. R. Don Morris – Effective April 8, 2011, we entered into an employment agreement with R. Don Morris pursuant which he was appointed as our Chief Executive Officer.  Under his employment agreement, Mr. Morris’ annual salary was set at $180,000.  The employment agreement also provides that he is entitled to (a) receive other benefits, such as vacation time and health care benefits consistent with other officers of the Company, (b) receive annual discretionary cash performance bonus of up to twenty-five percent (25%) of Mr. Morris’ base salary and (c) participate in the 2011 Plan, or such other stock option plan as the Company may adopt. The employment agreement further provides that Mr. Morris will be entitled to receive a lump sum payment upon the occurrence of a change of control of the Company in an amount equal to eighteen (18) months of his then current base salary, plus a lump sum of one (1) times his then target bonus for the year in which the transaction occurs, in addition to his unpaid base salary, expense reimbursements and vacation days accrued prior to termination of employment.

Mr. James A. Morris – Effective April 8, 2011, we entered into an employment agreement with James A. Morris pursuant which he was appointed as our President.  Under his employment agreement, Mr. Morris’ annual salary was set at $120,000.  The employment agreement also provides that he is entitled to (a) receive other benefits, such as vacation time and health care benefits consistent with other officers of the Company, (b) receive annual discretionary cash performance bonus of up to twenty-five percent (25%) of Mr. Morris’ base salary and (c) participate in the 2011 Plan, or such other stock option plan as the Company may adopt. The employment agreement further provides that Mr. Morris will be entitled to receive a lump sum payment upon the occurrence of a change of control of the Company in an amount equal to eighteen (18) months of his then current base salary, plus a lump sum of one (1) times his then target bonus for the year in which the transaction occurs, in addition to his unpaid base salary, expense reimbursements and vacation days accrued prior to termination of employment.

Mr. Robert D. Morris III – Effective April 8, 2011, we entered into an employment agreement with Robert D. Morris III pursuant which he was appointed as our Secretary.  Under his employment agreement, Mr. Morris’ annual salary was set at $90,000.  The employment agreement also provides that he is entitled to (a) receive other benefits, such as vacation time and health care benefits consistent with other officers of the Company, (b) receive annual discretionary cash performance bonus of up to twenty-five percent (25%) of Mr. Morris’ base salary and (c) participate in the 2011 Plan, or such other stock option plan as the Company may adopt. The employment agreement further provides that Mr. Morris will be entitled to receive a lump sum payment upon the occurrence of a change of control of the Company in an amount equal to eighteen (18) months of his then current base salary, plus a lump sum of one (1) times his then target bonus for the year in which the transaction occurs, in addition to his unpaid base salary, expense reimbursements and vacation days accrued prior to termination of employment.

Compensation of Directors

The following table shows all the fees earned or cash paid by the Company during the fiscal year ended April 30, 2011 to the Company’s non-employee directors. No option and restricted stock awards, long-term incentive plan payouts or other types of payments, other than the amount identified in the chart below, were paid to these directors during the fiscal year ended April 30, 2011.

Name	Fees Earned or Paid in Cash	Option Awards	Total
John DeMara	$6,000	-	$6,000
Nate Bryson	2,500 (1)	-	2,500
Jack Hurley	1,000 (2)	-	1,000
Peter Passaro	5,500 (3)	-	5,500
Larry Anderson	8,000 (4)	-	8,000

(1)

Mr. Bryson was appointed as a director of the Company on December 31, 2010.

(2)

Mr. Hurley was appointed as a director of the Company on March 24, 2011.

(3)

Mr. Passaro resigned as a director of the Company on March 24, 2011.

(4)

Mr. Anderson resigned as a director of the Company on December 31, 2010.  Mr. Anderson received a monthly retainer of $1,000.

Except as otherwise noted above, the Company’s non-employee directors receive a $500 monthly retainer for board service.  No additional amounts are payable for committee participation.

REPORT OF THE AUDIT COMMITTEE

Introductory Note: The following report is not deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed soliciting material or filed under such acts.

The following is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended April 30, 2011.

The Audit Committee has reviewed and discussed the audited financial statements of the Company with management. The Audit Committee has discussed with Mantyla McReynolds, LLC, our independent registered public accounting firm, the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Interim Auditing Standard AU Section 380, Communication with Audit Committees, which includes, among other items, matters related to the conduct of the audit of our financial statements. The Audit Committee has also received written disclosures and the letter from Mantyla McReynolds, LLC required by applicable requirements of the PCAOB regarding the independent accounting firm’s communications with the audit committee concerning independence, and has discussed with Mantyla McReynolds, LLC its independence from our company.

The Audit Committee acts pursuant to the Audit Committee Charter adopted by the Board of Directors. Each of the members of the Audit Committee qualifies as independent for purposes of NASDAQ Rule 5605(c).

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that audited financial statements be included in our company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2011.

AUDIT COMMITTEE

John DeMara

Nate Bryson

Jack Hurley

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires executive officers and directors and persons who own more than ten percent (10%) of our common stock to file initial reports of ownership (Form 3) and reports of changes in ownership (Form 4) with the Securities and Exchange Commission. Executive officers, directors and greater than 10% owners are required by the Securities and Exchange Commission’s regulations to furnish us with copies of all Section 16(a) forms that they file.

Based solely on a review of the copies of such forms furnished to us, we believe that all Section 16(a) filing requirements applicable to our executive officers and directors have been filed.

TRANSACTIONS WITH RELATED PERSONS

During the fiscal year ended April 30, 2011, there have been no (and there are no currently proposed) transactions in which the amount involved exceeded the lesser of $120,000 or 1% of the average of total assets at year end for the last two completed fiscal years to which the Company or any of its subsidiaries was (or is to be) a participant and in which any executive officer, director, nominee for director, 5% beneficial owner of the Company’s common stock or member of the immediate family of any of the foregoing persons had (or will have) a direct or indirect material interest.

OTHER MATTERS

The Board is not aware of any business other than the aforementioned matters that will be presented for consideration at the Annual Meeting.  If other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed Form of Proxy to vote thereon in accordance with their best judgment.

A copy of our Annual Report filed on Form 10-K for the fiscal year ended April 30, 2011, accompanies this Proxy Statement.

We look forward to seeing many of our shareholders at our Annual Meeting.  If you are unable to attend, please do not forget to submit your proxy to have your shares voted according to your wishes.

Sincerely,

R. Don Morris

CEO and Chairman of the Board

FORM OF PROXY

FOR THE ANNUAL MEETING

OF SHAREHOLDERS TO BE HELD OCTOBER 17, 2011

This Proxy is solicited by Management of the Company.

The undersigned shareholder of Bullion Monarch Mining, Inc. (the “Company”), hereby appoints R. Don Morris and John DeMara or either of them as proxy-holder for and on behalf of the undersigned to attend the Annual Meeting of Shareholders to be held October 17, 2011, at 1:00 p.m. Pacific Time, and to vote said shareholder’s shares as follows:

I direct that my proxy vote as follows:

1.

To elect R. Don Morris, James A. Morris, John DeMara, Nate Bryson and Jack Hurley, to the Board of Directors to serve until the next Annual Meeting:

R. Don Morris:	_____ For	_____ Against	____ Abstain

James A. Morris:	_____ For	_____ Against	____ Abstain

John DeMara:	_____ For	_____ Against	____ Abstain

Nate Bryson:	_____ For	_____ Against	____ Abstain

Jack Hurley:	_____ For	_____ Against	____ Abstain

2.

To ratify the appointment of Mantyla McReynolds, LLC as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2012.

_____ For         _____ Against            _____ Abstain

3.

To approve the 2011 Stock Option Plan of Bullion Monarch Mining, Inc.

_____ For         _____ Against            _____ Abstain

I authorize my proxy to vote as his discretion may dictate on the transaction of such other business as may properly come before the Annual Meeting or any adjournments thereof.

_____________________________ ________________________________ Print Name of Shareholder Number of Shares
_____________________________ ________________________________ Signature of Shareholder Date

_____________________________________________________________________________

Address:

        _____________________________________________________________________________

Street or P.O. Number

City

State

   Zip

_____________________________ _________________________________ Print Name of Shareholder Number of Shares
_____________________________ _________________________________ Signature of Shareholder Date

______________________________________________________________________________

Address:

        ______________________________________________________________________________

Street or P.O. Number

City

State

   Zip

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2011 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 17, 2011.

THE PROXY STATEMENT, FORM OF PROXY AND THE ANNUAL REPORT FOR THE FISCAL YEAR ENDED APRIL 30, 2011 ARE AVAILABLE AT www.colonialstock.com/bullion2011.

ANNEX A

2011 STOCK OPTION PLAN

OF

BULLION MONARCH MINING, INC.

1.

Purposes of the Plan.  The purposes of the 2011 Stock Option Plan (the “Plan”) of Bullion Monarch Mining, Inc., a Utah corporation (the “Company”), are to: (a) encourage selected employees, directors and consultants to improve operations and increase profits of the Company; (b) encourage selected employees, directors and consultants to accept or continue employment or association with the Company or its Subsidiaries; and (c) increase the interest of selected employees, directors and consultants in the Company’s welfare through participation in the growth in value of the common stock of the Company (the “Shares”).  Options granted under the Plan (“Options”) may be “incentive stock options” (“ISOs”) intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the “Code”), or “non-qualified stock options” (“NQSOs”).

2.

Eligible Persons.  Every person who at the date of grant of an Option is an employee of the Company or of any Subsidiary (as defined below) of the Company is eligible to receive NQSOs or ISOs under the Plan.  Every person who at the date of grant is a consultant to, or non-employee director of, the Company or any Subsidiary (as defined below) of the Company is eligible to receive NQSOs under the Plan.  The term “Subsidiary” as used in the Plan means a subsidiary corporation as defined in the applicable provisions (currently Sections 424(f), respectively) of the Code.  The term “employee” (within the meaning of Section 3401(c) of the Code) includes an officer or director who is an employee of the Company.  The term “consultant” includes persons employed by, or otherwise affiliated with, a consultant to the Company.

3.

Stock Subject to the Plan; Maximum Number of Grants.  Subject to the provisions of Section 6(a)(i) of the Plan, the total number of Shares which may be issued under Options granted pursuant to the Plan shall not exceed three million (3,000,000) Shares. The Shares covered by the portion of any grant under the Plan which expires unexercised shall become available again for grants under the Plan.

4.

Administration.

(a)

The Plan shall be administered by either the Board of Directors of the Company (the “Board”) or by a committee (the “Committee”) to which administration of the Plan, or of part of the Plan, may be delegated by the Board (in either case, the “Administrator”).  The Board shall appoint and remove members of such Committee, if any, in its discretion in accordance with applicable laws. If necessary in order to comply with Rule 16b-3 under the Exchange Act and Section 162(m) of the Code, the Committee shall, in the Board’s discretion, be comprised solely of “non-employee directors” within the meaning of said Rule 16b-3 and “outside directors” within the meaning of Section 162(m) of the Code. The foregoing notwithstanding, the Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper, and the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

(b)

Subject to the other provisions of the Plan, the Administrator shall have the authority to, in its discretion: (i) grant Options; (ii) determine the fair market value of the Shares subject to Options; (iii) determine the exercise price of Options granted; (iv) determine the persons to whom, and the time or times at which, Options shall be granted, and the number of shares subject to each Option; (v) interpret the Plan; (vi) prescribe, amend and rescind rules and regulations relating to the Plan; (vii) determine the terms and provisions of each Option granted (which need not be identical), including but not limited to, the time or times at which Options shall be exercisable; (viii) with the consent of the optionee, to modify or amend any Option; (ix) defer (with the consent of the optionee) the exercise date of any Option; (x) authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option; and (xi) make all other determinations deemed necessary or advisable for the administration of the Plan.  The Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper.

(c)

All questions of interpretation, implementation, and application of the Plan shall be determined by the Administrator.  Such determinations shall be final and binding on all persons.

5.

Granting of Options; Option Agreement.

(a)

No Options shall be granted under the Plan after 10 years from the date of adoption of the Plan by the Board.

(b)

Each Option shall be evidenced by a written stock option agreement, in form satisfactory to the Administrator, executed by the Company and the person to whom such Option is granted.

(c)

The stock option agreement shall specify whether each Option it evidences is an NQSO or an ISO.

6.

Terms and Conditions of Options.  Each Option granted under the Plan shall be subject to the terms and conditions set forth in Section 6(a).   NQSOs shall also be subject to the terms and conditions set forth in Section 6(b), but not those set forth in Section 6(c). ISOs shall also be subject to the terms and conditions set forth in Section (c), but not those set forth in Section 6(b).

(a)

Terms and Conditions to Which All Options Are Subject.  All Options granted under the Plan shall be subject to the following terms and conditions:

(i)

Changes in Capital Structure.  Subject to Section 6(a)(ii), if the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, or recapitalization, combination or reclassification, appropriate adjustments shall be made by the Board in (1) the number and class of shares of stock subject to the Plan and each Option outstanding under the Plan, and (2) the exercise price of each outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments.  Each such adjustment shall be subject to approval by the Board in its sole discretion.

(ii)

Corporate Transactions.  In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each optionee at least 30 days prior to such proposed action.  To the extent not previously exercised, all Options will terminate immediately prior to the consummation of such proposed action; provided, however, that the Administrator, in the exercise of its sole discretion, may permit exercise of any Options prior to their termination, even if such Options were not otherwise exercisable.  In the event of a merger or consolidation of the Company with or into another corporation or entity in which the Company does not survive, or in the event of a sale of all or substantially all of the assets of the Company in which the stockholders of the Company receive securities of the acquiring entity or an affiliate thereof, all Options shall be assumed or equivalent options shall be substituted by the successor corporation (or other entity) or a parent or subsidiary of such successor corporation (or other entity); provided, however, that if such successor does not agree to assume the Options or to substitute equivalent options therefor, the Administrator, in the exercise of its sole discretion, may permit the exercise of any of the Options prior to consummation of such event, even if such Options were not otherwise exercisable.

(iii)

Time of Option Exercise.  Subject to Section 5 and Section 6(c)(iii), Options granted under the Plan shall be exercisable in accordance with a schedule as specified in the written stock option agreement relating to such Option. In any case, no Option shall be exercisable until a written stock option agreement in form satisfactory to the Company is executed by the Company and the optionee.

(iv)

Option Grant Date.  The date of grant of an Option under the Plan shall be the date as of which the Administrator approves the grant.

(v)

Nontransferability of Option Rights.  Except with the express written approval of the Administrator which approval the Administrator is authorized to give only with respect to NQSOs, no Option granted under the Plan shall be assignable or otherwise transferable by the optionee except by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order.  During the life of the optionee, an Option shall be exercisable only by the optionee.

(vi)

Payment.  Except as provided below, payment in full, in cash, shall be made for all stock purchased at the time written notice of exercise of an Option is given to the Company, and proceeds of any payment shall constitute general funds of the Company.  The Administrator, in the exercise of its absolute discretion, may authorize any one or more of the following additional methods of payment: (1) delivery by the optionee of Shares already owned by the optionee for all or part of the Option price, provided the fair market value (determined as set forth in Section 6(a)(x)) of such Shares being delivered is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by delivery of such stock; (2) the surrender of Shares then issuable upon exercise of the Option, provided the fair market value (determined as set forth in Section 6(a)(x)) of such Shares is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by surrender of such stock; (3) cancellation of indebtedness of the Company to the optionee or waiver of compensation due or accrued to optionee for services rendered; and (4) if and so long as the Shares are registered under Section 12(b) or 12(g) of the Exchange Act, and to the extent permitted by law, delivery of a properly executed exercise agreement or notice, together with irrevocable instructions to a brokerage firm designated or approved by the Administrator to deliver promptly to the Company the aggregate amount of proceeds to pay the option exercise price and any withholding tax obligations that may arise in connection with the exercise, all in accordance with the regulations of the Federal Reserve Board.

(vii)

Termination of Employment.  If for any reason other than death or permanent and total disability, an optionee ceases to be employed by the Company or any of its Subsidiaries (such event being called a “Termination”), Options held at the date of Termination (to the extent then exercisable) may be exercised in whole or in part at any time within three months of the date of such Termination, or such other period of not less than 30 days after the date of such Termination as is specified in the Option Agreement or by amendment thereof (but in no event after the Expiration Date); provided, however, that if such exercise of the Option would result in liability for the optionee under Section 16(b) of the Exchange Act, then such three-month period automatically shall be extended until the tenth day following the last date upon which optionee has any liability under Section 16(b) (but in no event after the Expiration Date).  If an optionee dies or becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code) while employed by the Company or a Subsidiary or within the period that the Option remains exercisable after Termination, Options then held (to the extent then exercisable) may be exercised, in whole or in part, by the optionee, by the optionee’s personal representative or by the person to whom the Option is transferred by devise or the laws of descent and distribution, at any time within twelve months after the death or twelve months after the permanent and total disability of the optionee or any longer period specified in the Option Agreement or by amendment thereof (but in no event after the Expiration Date). For purposes of this Section 6(a)(vii), “employment” includes service as a director or as a consultant.  For purposes of this Section 6(a)(vii), an optionee’s employment shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if the optionee’s right to reemployment by the Company or any Subsidiary is guaranteed either contractually or by statute.

(viii)

Withholding and Employment Taxes.  At the time of exercise of an Option and as a condition thereto, or at such other time as the amount of such obligations becomes determinable (the “Tax Date”), the optionee shall remit to the Company in cash all applicable federal and state withholding and employment taxes.  Such obligation to remit may be satisfied, if authorized by the Administrator in its sole discretion, after considering any tax, accounting and financial consequences, by the optionee’s (1) delivery of a promissory note in the required amount on such terms as the Administrator deems appropriate, (2) tendering to the Company previously owned Shares or other securities of the Company with a fair market value equal to the required amount, or (3) agreeing to have Shares (with a fair market value equal to the required amount) which are acquired upon exercise of the Option withheld by the Company.

(ix)

Other Provisions.  Each Option granted under the Plan may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator, and each ISO granted under the Plan shall include such provisions and conditions as are necessary to qualify the Option as an “incentive stock option” within the meaning of Section 422 of the Code.

(x)

Determination of Value.  For purposes of the Plan, the fair market value of Shares or other securities of the Company shall be determined as follows:  (1) Fair market value shall be the closing price of such stock on the date before the date the value is to be determined on the principal recognized securities exchange or recognized securities market on which such stock is reported, but if selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for such stock on the date before the date the value is to be determined (or if there are no quoted prices for such date, then for the last preceding business day on which there were quoted prices).  In the absence of an established market for the stock, the fair market value thereof shall be determined in good faith by the Administrator, with reference to the Company’s net worth, prospective earning power, dividend-paying capacity and other relevant factors, including the goodwill of the Company, the economic outlook in the Company’s industry, the Company’s position in the industry, the Company’s management and the values of stock of other corporations in the same or similar line of business.

(xi)

Option Term.  Subject to Section 6(c)(iii), no Option shall be exercisable more than 10 years after the date of grant, or such lesser period of time as is set forth in the stock option agreement (the end of the maximum exercise period stated in the stock option agreement is referred to in the Plan as the “Expiration Date”).

(b)

Terms and Conditions to Which Only NQSOs Are Subject.  Options granted under the Plan which are designated as NQSOs shall be subject to the following terms and conditions:

(i)

Except as set forth in Section 6(b)(ii), the exercise price of an NQSO shall be not less than 85% of the fair market value (determined in accordance with Section 6(a)(x)) of the stock subject to the Option on the date of grant.

(ii)

To the extent required by applicable laws, rules and regulations, the exercise price of a NQSO granted to any person who owns, directly or by attribution under the Code (currently Section 424(d)), stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Subsidiary (a “Ten Percent Stockholder”) shall in no event be less than 110% of the fair market value (determined in accordance with Section 6(a)(x)) of the stock covered by the Option at the time the Option is granted.

(c)

Terms and Conditions to Which Only ISOs Are Subject. Options granted under the Plan which are designated as ISOs shall be subject to the following terms and conditions:

(i)

Exercise Price.  Except as set forth in Section 6(c)(ii), the exercise price of an ISO shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than the fair market value (determined in accordance with Section 6(a)(x)) of the stock covered by the Option at the time the Option is granted. The exercise price of an ISO granted to any Ten Percent Stockholder shall in no event be less than 110% of the fair market value (determined in accordance with Section 6(a)(x)) of the stock covered by the Option at the time the Option is granted.

(ii)

Disqualifying Dispositions.  If stock acquired by exercise of an ISO granted pursuant to the Plan is disposed of in a “disqualifying disposition” within the meaning of Section 422 of the Code (a disposition within two years from the date of grant of the Option or within one year after the transfer such stock on exercise of the Option), the holder of the stock immediately before the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the Option as the Company may reasonably require.

(iii)

Term.  Notwithstanding Section 6(a)(xi), no ISO granted to any Ten Percent Stockholder shall be exercisable more than five years after the date of grant.

7.

Manner of Exercise.

(a)

An optionee wishing to exercise an Option shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price and withholding taxes as provided in Sections 6(a)(vi) and 6(a)(viii). The date the Company receives written notice of an exercise hereunder accompanied by payment of the exercise price will be considered as the date such Option was exercised.

(b)

Promptly after receipt of written notice of exercise of an Option and the payments called for by Section 7(a), the Company shall, without stock issue or transfer taxes to the optionee or other person entitled to exercise the Option, deliver to the optionee or such other person a certificate or certificates for the requisite number of shares of stock.  An optionee or permitted transferee of the Option shall not have any privileges as a stockholder with respect to any shares of stock covered by the Option until the date of issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent) of such shares.

8.

Employment or Consulting Relationship.  Nothing in the Plan or any Option granted hereunder shall interfere with or limit in any way the right of the Company or of any of its Subsidiaries to terminate any optionee’s employment or consulting at any time, nor confer upon any optionee any right to continue in the employ of, or consult with, the Company or any of its Subsidiaries.

9.

Conditions Upon Issuance of Shares.  Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended (the “Securities Act”).

10.

Non-Exclusivity of the Plan.  The adoption of the Plan shall not be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under the Plan.

11.

Amendments to the Plan.  The Board may at any time amend, alter, suspend or discontinue the Plan. Without the consent of an optionee, no amendment, alteration, suspension or discontinuance may adversely affect outstanding Options except to conform the Plan and ISOs granted under the Plan to the requirements of federal or other tax laws relating to incentive stock options.  No amendment, alteration, suspension or discontinuance shall require stockholder approval unless (a) stockholder approval is required to preserve incentive stock option treatment for federal income tax purposes or (b) the Board otherwise concludes that stockholder approval is advisable.

12.

Effective Date of Plan; Termination.  The Plan shall become effective upon adoption by the Board; provided, however, that no Option shall be exercisable unless and until written consent of the stockholders of the Company, or approval of stockholders of the Company voting at a validly called stockholders’ meeting, is obtained within twelve months after adoption by the Board.  If such stockholder approval is not obtained within such time, Options granted hereunder shall be of the same force and effect as if such approval was obtained except that all ISOs granted hereunder shall be treated as NQSOs. Options may be granted and exercised under the Plan only after there has been compliance with all applicable federal and state securities laws.  The Plan shall terminate within ten years from the date of its adoption by the Board.

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